UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 29, 2022

MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

DELAWARE (MGM Growth Properties LLC)	001-37733	47-5513237

DELAWARE (MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite #750, Las Vegas, NV 89135
(Address of principal executive offices – Zip Code)
(702)
669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

INTRODUCTORY NOTE
As previously disclosed, on August 4, 2021, MGM Growth Properties LLC, a Delaware limited liability company (the “Company” or “MGP”), entered into a Master Transaction Agreement (the “Transaction Agreement”) by and among the Company, MGM Growth Properties Operating Partnership LP, a Delaware limited partnership (the “Company LP”), VICI Properties Inc., a Maryland corporation (“Parent”), Venus Sub LLC, a Delaware limited liability company (“REIT Merger Sub”), VICI Properties L.P., a Delaware limited partnership (“Parent OP”), VICI Properties OP LLC, a Delaware limited liability company (“New Parent OP”), and MGM Resorts International, a Delaware corporation (“MGM”). The Transaction Agreement provides for, among other things, (i) the merger of the Company with and into REIT Merger Sub, with REIT Merger Sub being the surviving entity (the “REIT Merger” and such surviving entity, the “REIT Surviving Entity”), (ii) the merger of REIT Surviving Entity with and into the Company LP, with the Company LP being the surviving entity and continuing under the name “VICI Properties 2 L.P.” (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”), and (iii) the redemption by New Parent OP of a certain number of units of New Parent OP (the “New Parent OP Units”) held by MGM and/or its subsidiaries for an aggregate cash amount equal to $4.404 billion (the “Partial Redemption”). The Mergers and the other transactions contemplated by the Transaction Agreement are collectively referred to herein as the “Transaction.”
The Transaction closed on April 29, 2022 (the “Closing Date”). Pursuant to the Transaction Agreement, (A) (i) the class B common share of the Company, no par value per share, owned by MGM, was cancelled for no consideration, (ii) each class A common share of the Company, no par value per share (a “class A common share”), issued and outstanding immediately prior to the effective time of the REIT Merger, was cancelled, retired and converted into the right to receive 1.366 shares of common stock, par value $0.01 per share, of Parent plus cash in lieu of fractional shares less any applicable tax withholdings and (iii) each limited partnership unit of the Company LP, all of which were held by MGM and certain of its subsidiaries, was automatically canceled, retired and converted into the right to receive 1.366 units in New Parent OP and (B) a certain number of the New Parent OP Units held by MGM and/or its subsidiaries were redeemed for an aggregate redemption price of $4.404 billion, resulting in MGM retaining an approximate 1.3% interest in New Parent OP.
The representations, warranties and covenants contained in the Transaction Agreement and the agreements described herein were made only for purposes of such agreements and as of the specific date (or dates) set forth therein, were solely for the benefit of the parties to the applicable agreements and are subject to certain limitations as agreed upon by the contracting parties. In addition, the representations, warranties and covenants contained in the applicable agreements may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the agreements and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company. The representations and warranties made by MGP and Company LP are, subject to certain exceptions, qualified by disclosures made in such party’s disclosure schedules and Securities and Exchange Commission (“SEC”) filings. Moreover, information concerning the subject matter of the representations and warranties may change after the Closing Date, which subsequent developments may not be reflected in the public disclosures of Parent.
The foregoing description of the Transaction Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Transaction Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form
8-K,
filed with the SEC on August 5, 2021 and is incorporated herein by reference. All capitalized terms used herein and not otherwise defined have the meaning given to such terms in the Transaction Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
The disclosure under the Introductory Note is incorporated herein by reference.

Registration Rights Agreement
On the Closing Date, in connection with the Transaction, the Company terminated that certain Amended and Restated Registration Rights Agreement, by and among the Company, Company LP, and certain Investors (as listed therein) dated as of October 5, 2017 (as amended, restated, amended and restated, modified or supplemented from time to time in accordance with its terms, the “Registration Rights Agreement”). The Registration Rights Agreement was filed as Exhibit 10.8 to the Company’s Annual Report on Form
10-K
filed with the SEC on March 1, 2018, and is incorporated herein by reference.
Corporate Services Agreement
On the Closing Date, in connection with the Transaction, the Company terminated that certain Corporate Services Agreement, by and among the Company, the Company LP and MGM, dated as of April 25, 2016 (as amended, restated, amended and restated, modified or supplemented from time to time in accordance with its terms, the “Corporate Services Agreement”), other than with respect to certain payroll processing and related services that will survive termination and be completed after the Closing Date. The Corporate Services Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form
8-K
filed with the SEC on April 25, 2016, and is incorporated herein by reference.
Intellectual Property License Agreement
On the Closing Date, in connection with the Transaction, the Company terminated that certain Intellectual Property License Agreement, by and between the Company and MGM, dated as of April 25, 2016 (as amended, restated, amended and restated, modified or supplemented from time to time in accordance with its terms, the “IP License Agreement”). The IP License Agreement was filed as Exhibit 10.4 to the Company’s Current Report on Form
8-K
filed with the SEC on April 25, 2016, and is incorporated herein by reference.
Existing Credit Agreement
On the Closing Date, in connection with the Transaction, the Company repaid in full all outstanding borrowings under its senior secured credit facility, which totaled $90.0 million, plus accrued and unpaid interest thereon and fees related thereto, and terminated the related Credit Agreement, dated as of April 25, 2016, among the Company LP, Bank of America, N.A., as Administrative Agent, and the other financial institutions party thereto (as amended, the “Existing MGP Credit Agreement”). The material terms and conditions of the Existing MGP Credit Agreement, including amendments thereto, were described in the Company’s Current Reports on Form
8-K
filed on April 25, 2016, October 26, 2016, May 1, 2017, March 26, 2018, June 18, 2018 and February 18, 2020. The Company incurred no material early termination penalties in connection with the termination of the Existing MGP Credit Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The disclosure under the Introductory Note is incorporated herein by reference.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard, Transfer of Listing.
The disclosure under the Introductory Note is incorporated herein by reference.

In connection with the REIT Merger, on April 29, 2022, the Company (a) notified The New York Stock Exchange (“NYSE”) of the consummation of the REIT Merger and (b) requested that NYSE (i) suspend trading of the class A common shares of the Company, which traded under the symbol “MGP”, effective April 29, 2022, and (ii) filed with the SEC a Form 25 to delist the class A common shares of the Company from the NYSE. Such delisting will result in the termination of the registration of the class A common shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a certification on Form 15 with the SEC to suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.
Item 3.03 Material Modification to Rights of Security Holders.
The disclosure under the Introductory Note, Item 3.01 and Item 5.03 of this Current Report on Form
8-K
are incorporated herein by reference.
Item 5.01 Changes in Control of Registrant.
The disclosure under the Introductory Note and Item 3.01 of this Current Report on Form
8-K
are incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In accordance with the terms of the Transaction Agreement, effective as of the closing of the Transaction, each of Paul Salem, Thomas Roberts, Corey Sanders, John McManus, Dan Taylor, Katie Coleman and Charles Irving, who were all of the members of the board of directors of the Company, voluntarily resigned from his or her position as a member of the Company’s board of directors and any committee thereof. Each of James C. Stewart, Chief Executive Officer, and Andy H. Chien, Chief Financial Officer, were terminated at the effective time of the REIT Merger and received certain separation benefits in connection with their termination.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The disclosure under the Introductory Note of this Current Report on Form
8-K
is incorporated herein by reference.
Pursuant to the Transaction Agreement, as of the effective time of the REIT Merger, MGP ceased to exist and the REIT Surviving Entity continued as the surviving entity.
Item 9.01 Financial Statements and Exhibits.
(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.

(d)    Exhibits:

Exhibit No.	Description

2.1*	Master Transaction Agreement, by and among MGM, MGP, MGP LP, Parent, REIT Merger Sub, Parent OP and New Parent OP, dated as of August 4, 2021 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with SEC on August 5, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI Properties 2 L.P. (as successor by merger to MGM Growth Properties LLC)

Date: April 29, 2022	By:	/s/ Samantha S. Gallagher
		Name:	Samantha S. Gallagher
		Title:	Secretary

VICI Properties 2 L.P. (as successor by merger to MGM Growth Properties Operating Partnership LP)

Date: April 29, 2022	By:	/s/ Samantha S. Gallagher
		Name:	Samantha S. Gallagher
		Title:	Secretary